UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08021

Azzad Funds

(Exact name of registrant as specified in charter)

3141 Fairview Park Drive, Suite 460

Falls Church, VA 22042

(Address of principal executive offices)

(Zip code)

Bashar Qasem

3141 Fairview Park Drive

Suite 460

Falls Church, VA 22042

(Name and address of agent for service)

With copies to:

Thompson Hine LLP

Mr. Donald S. Mendelsohn

312 Walnut Street

Cincinnati, OH, 45202

Registrant's telephone number, including area code: (703) 207-7005

Date of fiscal year end: June 30

Date of reporting period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

AZZAD FUNDS

Invest with faith

Azzad Wise Capital Fund
(Ticker: WISEX)
First Halal Fixed-Income Fund

Azzad Ethical Fund
(Ticker: ADJEX)
Halal Equity Mutual Fund

SEMI-ANNUAL REPORT DECEMBER 31, 2014 (UNAUDITED)

8000 Town Centre Drive, Suite 400 | Broadview Heights, Ohio 44147
OFFICE 888.350.3369 or 440.922.0066 | **FAX** 440.526.4446 | www.azzadfunds.com
Azzad Asset Management, Inc. | Advisor to the Azzad Funds | 888.86.AZZAD (888.862.9923)

Dear Azzad Funds Shareholder,

Enclosed is your copy of the 2015 Azzad Funds Semi-Annual Report. In it you will find a review of the performance of your investments for the six-month period ending 12/31/14.

The United States emerged from the latter half of 2014 as the best house on a troubled block. Civil war in Ukraine, a slowing Chinese economy, a stagnant Europe worried about potential deflation, a new recession in Japan, and the threat of a new Russian economic meltdown triggered by plummeting oil prices all made an improving situation at home look even brighter by comparison.

Even apart from the troubles overseas, the United States by almost any measure was stronger than it has been in years. The labor and housing markets improved, corporate profits were solid, Congress managed to avert another government shutdown, and the Ebola threat had little impact domestically. All in all, it was a Goldilocks economy: not too hot, which could have brought on higher interest rates from the Federal Reserve, and not too cold, which let the Fed end the QE3 bond purchases begun in the wake of the 2008 financial crisis.

That strength fueled more gains for domestic equities than had been envisioned for the fifth year of this bull market. The S&P 500 ended 2014 up more than 200% from its March 2009 low, and the Dow saw its sixth straight yearly gain.

In the coming year, investors will almost certainly be faced with the start of long anticipated interest rate increases. Though the Fed has promised patience in implementing rate hikes, higher borrowing costs and a strong dollar that makes U.S. goods more expensive overseas could create a headwind for domestic corporations. The question is whether that wind might blow the economy off its current promising course.

Azzad Ethical Fund (ADJEX)

For the sixth-month period ending 12/31/2014, the Azzad Ethical Fund returned 3.31% vs. the benchmark return of 5.07%. Fund performance was negatively affected by the large drop in oil and natural gas prices during the second half of 2014. This detracted from performance in a number of the names in the energy sector, but also spilled over into the capital goods and materials spaces as well. These companies often sell products and services that are used in the advanced extraction techniques in the oil industry and have seen demand diminish.

On a positive note, the past six months were beneficial for several of our names in the pharmaceutical and biotech industries, with their stocks rising from takeovers and positive research study results. The improving US economy helped our companies in the commercial services space, which benefited directly from more Americans returning to work. The improving economic backdrop has helped spur spending on automobiles, where the Fund was overweight companies that supply the large automakers.

As the Fund enters 2015, we see several tailwinds for mid-cap growth stocks. The space is still trading below its ten-year average price-to-earnings multiple, one of the few areas of the US equity markets that are doing so. The dramatic move lower in energy prices has been behind some of the recent volatility in the equity markets. This volatility often leads to attractive entry points for well-run companies with proven track records and good long-term prospects.

Our overweights remain in the health care and technology sector, where we see compelling earnings growth prospects. If energy prices remain low, our exposure to the retail and consumer durables space should benefit.  We also believe that such an environment should eventually lead to attractive investment prospects in energy and materials stocks. We would prefer to exercise patience with these spaces, and currently have an underweight in those sectors.

Our Fund continues to look at companies that offer an attractive return on investment and have management teams that can navigate the ever changing market environments.  We believe there will be many of these opportunities in the months to come.

Azzad Wise Capital Fund (WISEX)

For the sixth-month period ending 12/31/2014, the Azzad Wise Capital Fund returned 0.68% vs. the benchmark return of 0.16%. The second half of 2014 saw a rise sharp rise in volatility in international fixed income markets, particularly in emerging markets. Escalating Russian-Ukraine tensions and the resulting sanctions, Iraq turmoil, the Israel-Gaza conflict, the global sell-off in energy prices, the Argentinean default saga, and a Petrobras fraud investigation all put pressure on global markets.

Throughout this period, certain holdings in the Azzad Wise Capital Fund also saw a moderate degree of volatility, particularly in the first half of December where longer-dated issues traded off with market fears over falling commodity prices. This was offset in large part by the Fund’s allocation to Islamic bank deposits, very short-dated Sukuk, and cash holdings, all of which performed well during the period with minimal volatility. The second half of December saw a sharp rebound in the market as investors looked to add to higher quality corporate and sovereign Sukuk issuers, which rallied into year-end.

The strongest performers on an excess return basis for the second half of 2014 were Indonesian government 2022 and 2018 Sukuk, which benefitted from falling oil prices. On the corporate side, the Fund saw strong performance from its position in the Turkish Islamic banking 2018 Sukuk, TF Varlik Kiralama, and Emirates Airlines 2023 Sukuk. The detractors from performance for the period included Qatari 2023 and Malaysian 2016 sovereign Sukuk, in addition to long-dated ADIB-subordinated Sukuk.

The second half of 2014 saw new issues from non-conventional issuers such as Goldman Sachs, South Africa, and the Hong Kong Authority, many of which we participated in. We continue to welcome new issues as they add depth to the market and allow us to diversify the portfolio further.

Remember that your asset allocation should be aligned with an appropriate investment strategy. To discuss your goals and how to meet them, and to get answers to any other questions you might have at no additional charge, please contact an Azzad investment advisor at 888.86.AZZAD.

Thank you for your continued trust and investment in the Azzad Funds.

Sincerely,

Jamal Elbarmil

Portfolio Manager

The performance quoted represents past performance, which does not guarantee future results. This summary represents the views of the portfolio managers as of December 31, 2014. Those views may change, and the Funds disclaim any obligation to advise investors of such changes. The Azzad Funds are self-distributed and available by prospectus only. A free copy of the prospectus, which contains information about the Funds’ risks, fees, and objectives, and other important information, is available at www.azzadfunds.com or by calling 888.350.3369. The Bank of America Merrill Lynch US Corporate & Government Master Index tracks the performance of US dollar-denominated investment grade Government and Corporate public debt issued in the US Domestic bond market, excluding collateralized products. The Midcap Growth Index measures the performance of the mid cap growth segment of the U.S. equity universe. It includes those Russell Mid Cap Index companies with higher price to book ratios and higher forecasted growth values. The index is unmanaged and an investment cannot be made directly in this or any other index.

AZZAD ETHICAL FUND

PORTFOLIO ANALYSIS

DECEMBER 31, 2014 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Basic Materials
3.31%
Technology
18.74%
Consumer Cyclical
22.93%
Industrials
21.99%
Consumer Defensive
9.36%
Energy
4.17%
Healthcare
19.50%

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the net assets.

Industrials
20.98%
Technology
17.89%
Other Assets Less
Liabilities
4.56%
Basic Materials
3.16%
Consumer Cyclical
21.89%
Consumer Defensive
8.93%
Energy
3.98%
Healthcare
18.61%

Sectors are based on Morningstar® classifications.

Portfolio allocations are subject to change.

AZZAD WISE CAPITAL FUND

PORTFOLIO ANALYSIS

DECEMBER 31, 2014 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Common Stocks
9.73%
Short-Term
Investments
4.73%
Ethical Bonds
(Sukuks)
63.37%
Ethical Bank
Deposits & Notes
22.17%

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of net assets.

Ethical Bonds (Sukuks) 44.87%
Common Stocks 6.89%
Short-Term Investments 3.35%
Other Assets Less Liabilities 29.19%
Ethical Bank Deposits & Notes 15.70%

Portfolio allocations are subject to change.

Azzad Ethical Fund
Schedule of Investments
December 31, 2014 (Unaudited)

Shares		Value

COMMON STOCKS - 95.44%

Air Transportation, Scheduled - 1.61%
14,966	Alaska Air Group, Inc.	$ 894,368

Apparel & Other Finished Products of Fabrics & Similar Material - 1.68%
10,686	Carter's, Inc.	932,995

Ball & Roller Bearings - 0.95%
12,369	Timken Co.	527,909

Biological Products (No Diagnostic Substances) - 1.27%
22,048	Seattle Genetics, Inc. *	708,402

Cable & Other Pay Television Services - 1.04%
7,705	Scripps Network Interactive, Inc., Class A	579,955

Computer Communications Equipment - 1.33%
5,678	F5 Networks, Inc. *	740,780

Computer Storage Devices - 1.50%
8,503	Sandisk Corp.	833,124

Crude Petroleum & Natural Gas - 0.56%
10,466	Cabot Oil & Gas Corp.	309,898

Drilling Oil & Gas Wells - 1.09%
9,038	Helmerich & Payne, Inc.	609,342

Electromedical & Electrotherapeutic Apparatus - 1.43%
9,172	Varian Medical Systems, Inc. *	793,470

Electronic Computers - 0.76%
3,822	Apple, Inc.	421,872

Fabricated Structural Metal Products - 1.23%
5,391	Valmont Industries, Inc.	684,657

Food & Kindred Products - 3.59%
47,600	Flowers Foods, Inc.	913,444
10,814	Mead Johnson Nutrition Co.	1,087,240
		2,000,684
General Industrial Machinery & Equipment - 1.78%
12,784	Zebra Technologies Corp. *	989,609

Hazardous Waste Management - 1.75%
7,436	Stericycle, Inc. *	974,711

Heavy Construction (Other Than Building Construction) - 0.94%
8,670	Fluor Corp.	525,662

Household Appliances - 1.20%
3,457	Whirlpool Corp.	669,759

Industrial Organic Chemicals - 3.16%
1,962	NewMarket Corp.	791,726
9,551	International Flavors & Fragrances, Inc.	968,089
		1,759,815
Leather & Leather Products - 1.10%
8,169	Michael Kors Holdings Ltd. (Hong Kong) *	613,492

Measuring & Controlling Devices, NEC - 0.91%
19,164	Trimble Navigation Ltd. *	508,613

Miscellaneous Fabricated Metal Products - 1.26%
5,447	Parker Hannifin Corp.	702,391

Miscellaneous Food Preparations & Kindred Products - 1.88%
7,920	Keurig Green Mountain, Inc.	1,048,568

Miscellaneous Transportation Equipment - 1.53%
5,632	Polaris Industries, Inc.	851,784

Motor Vehicle Parts & Accessories - 2.65%
5,574	Autoliv, Inc. (Sweden)	591,513
24,467	Gentex Corp.	883,993
		1,475,506
Motor Vehicles & Passenger Car Bodies - 1.34%
7,147	WABCO Holdings, Inc. *	748,863

Oil & Gas Field Machinery & Equipment - 2.33%
10,842	Cameron International Corp. *	541,558
12,852	Oceaneering International, Inc.	755,826
		1,297,384
Ophthalmic Goods - 1.78%
6,126	The Cooper Companies, Inc.	992,963

Pharmaceutical Preparations - 8.87%
4,762	Alexion Pharmaceuticals, Inc. *	881,113
9,570	BioMarin Pharmaceutical, Inc. *	865,128
10,490	Mallinckrodt Plc. *	1,038,825
6,737	Medivation, Inc. *	671,073
5,170	Perrigo Co. (Ireland)	864,217
1,500	Regeneron Pharmaceuticals, Inc. *	615,375
		4,935,731
Retail-Auto & Home Supply Stores - 1.81%
5,228	O'Reilly Automotive, Inc. *	1,007,017

Retail-Family Clothing Stores - 1.31%
20,755	Urban Outfitters, Inc. *	729,123

Retail-Home Furniture, Furnishings & Equipment Stores - 1.55%
11,300	Bed Bath & Beyond, Inc. *	860,721

Retail-Jewelry Stores - 1.24%
6,480	Tiffany & Co.	692,453

Retail-Shoe Stores - 1.85%
18,367	Footlocker, Inc.	1,031,858

Retail-Variety Stores - 1.58%
12,477	Dollar General Corp. *	882,124

Rubber & Plastics Footwear - 1.57%
9,599	Deckers Outdoor Corp. *	873,893

Semiconductors & Related Devices - 5.88%
11,373	IPG Photonics Corp. *	852,065
13,079	Maxim Integrated Products, Inc.	416,828
12,614	Microchip Technology, Inc.	569,018
19,758	Skyworks Solution, Inc.	1,436,604
		3,274,515
Services-Business Services, NEC - 1.66%
6,890	Akamai Technologies, Inc. *	433,794
429	Priceline.com, Inc. *	489,150
		922,944
Services-Computer Integrated Systems - 1.60%
14,298	Jack Henry & Associates, Inc.	888,478

Services-Computer Processing & Data Preparation - 1.32%
7,790	DST Systems, Inc.	733,428

Services-Computer Programming, Data Processing, Etc. - 2.33%
5,876	IHS, Inc. *	669,159
2,744	LinkedIn Corp., Class A *	630,324
		1,299,483
Services-Computer Programming Services - 1.05%
10,262	VeriSign, Inc. *	584,934

Services-Consumer Credit Report - 1.52%
10,435	Equifax, Inc.	843,878

Services-Help Supply Services - 1.82%
17,317	Robert Half International, Inc.	1,010,967

Services-Hospitals - 1.70%
14,320	MEDNAX, Inc. *	946,695

Services-Prepackaged Software - 3.34%
29,712	Cadence Design Systems, Inc. *	563,637
10,893	Splunk, Inc. *	642,142
25,599	Symantec Corp.	656,742
		1,862,521
Steel Works, Blast Furnaces Rolling Mills (Coke Ovens) - 0.92%
10,345	Carpenter Technology Corp.	509,491

Trucking (No Local) - 2.15%
15,442	Old Dominion Freight Line, Inc. *	1,198,917

Watches, Clocks, Clockwork Operated Devices/Parts - 0.99%
4,962	Fossil Group, Inc. *	549,492

Water Transportation - 0.95%
6,541	Kirby Corp. *	528,120

Wholesale-Medical, Dental & Hospital Equipment & Supplies - 1.68%
6,870	Henry Schein, Inc. *	935,351

Wholesale-Drugs, Proprietaries & Druggists' Sundries - 1.88%
11,613	AmersourceBergen Corp.	1,047,028

Wholesale-Groceries & General Line - 1.87%
13,446	United Natural Foods, Inc. *	1,039,712

Wholesale-Motor Vehicles & Motor Parts & Supplies - 1.35%
26,676	LKQ Corp. *	750,129

TOTAL FOR COMMON STOCKS (Cost $43,276,543) - 95.44%		53,135,579

TOTAL FOR INVESTMENTS (Cost $43,276,543) - 95.44%		53,135,579

OTHER ASSETS LESS LIABILITIES - 4.56%		2,537,311

NET ASSETS - 100.00%		$ 55,672,890

* Non-income producing securities during the period.
The accompanying notes are an integral part of these financial statements.

	Azzad Wise Capital Fund
	Schedule of Investments
December 31, 2014 (Unaudited)

Shares		Value

COMMON STOCKS - 6.89%

Beverages - 0.34%
3,015	The Coca-Cola Co.	$ 127,293
1,505	PepsiCo, Inc.	142,313
		269,606
Commercial Banks Non-US - 0.95%
306,168	Kuwait Finance House (Kuwait) *	752,743

Construction, Mining & Materials Handling Machinery & Equipment - 0.14%
1,493	Dover Corp.	107,078

Converted Paper & Paperboard Products - 0.18%
1,209	Kimberly-Clark Corp.	139,688

Cutlery, Handtools & General Hardware - 0.19%
1,560	Stanley Black & Decker, Inc.	149,885

Electromedical & Electrotherapeutic Apparatus - 0.14%
1,591	Medtronic, Inc.	114,870

Electronic & Other Electrical Equipment - 0.11%
1,413	Emerson Electric Co.	87,224

General Industrial Machinery & Equipment - 0.14%
1,165	Illinois Tool Works, Inc.	110,326

Household Furniture - 0.21%
3,962	Leggett & Platt, Inc.	168,821

Industrial Inorganic Chemicals - 0.16%
856	Air Products & Chemicals, Inc.	123,461

Men's & Boy's Furnishings - 0.35%
1,796	Cintas Corp.	140,878
1,760	VF Corp.	131,824
		272,702
Miscellaneous Food Preparations & Kindred Products - 0.17%
1,806	McCormick & Company, Inc.	134,186

Paints, Varnishes, Lacquers, Enamels & Allied Products - 0.15%
528	PPG Industries, Inc.	122,047

Perfumes, Cosmetics & Other Toilet Preparations - 0.18%
2,045	Colgate-Palmolive Co.	141,494

Pharmaceutical Preparations - 0.53%
3,311	Abbott Laboratories	149,061
1,870	AbbVie, Inc.	122,373
1,432	Johnson & Johnson	149,744
		421,178
Retail-Variety Stores - 0.20%
2,000	Family Dollar Stores, Inc.	158,420

Retail-Building Materials, Hardware, Garden Supply - 0.22%
667	The Sherwin-Williams Co.	175,448

Retail-Drug Stores & Proprietary Store - 0.17%
1,733	Walgreen Co.	132,055

Retail-Lumber & Other Building Materials - 0.25%
2,862	Lowe's Companies, Inc.	196,906

Services-Computer Processing & Data Preparation - 0.15%
1,418	Automatic Data Processing, Inc.	118,219

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 0.32%
1,027	Ecolab, Inc.	107,342
1,578	The Procter Gamble Co.	143,740
		251,082
Specialty Industry Machinery (No Metalworking Machinery) - 0.12%
1,412	Pentair Plc. (United Kingdom)	93,785

Specialty Cleaning, Polishing & Sanitation Preparations - 0.19%
1,436	The Clorox Co.	149,646

Steel Works, Blast Furnaces Rolling Mills (Coke Ovens) - 0.13%
2,120	Nucor Corp.	103,986

Surgical & Medical Instruments & Apparatus - 0.47%
740	3M Co.	121,597
824	Becton, Dickinson & Co.	114,668
789	C.R. Bard, Inc.	131,463
		367,728
Wholesale-Medical, Dental & Hospital - 0.01%
151	Halyard Health, Inc. *	6,866

Wholesale-Motor Vehicle Supplies & New Parts - 0.21%
1,563	Genuine Parts Co.	166,569

Wholesale-Chemicals & Allied Products - 0.17%
971	Sigma-Aldrich Corp.	133,289

Wholesale-Drugs Proprietaries & Druggists' Sundries - 0.18%
1,758	Cardinal Health, Inc.	141,923

Wholesale-Durable Goods - 0.16%
487	W.W. Grainger, Inc.	124,131

TOTAL FOR COMMON STOCKS (Cost $3,828,977) - 6.89%		5,435,362

SUKUKS - 44.87%
1,900,000	ADCB Islamic Finance, 4.071%, 11/22/2016 (Cayman Islands)	1,976,000
300,000	ADIB Capital Sukuk, 6.375%, 10/16/2018 (United Arab Emirates) **	312,750
1,000,000	ADIB Sukuk, 3.745% 11/04/2015 (United Arab Emirates)	1,022,500
300,000	AHB Sukuk Co., 3.267%, 10/08/2018 (Cayman Islands)	309,750
2,000,000	BSF Sukuk Ltd., 2.947%, 5/22/2017 (Cayman Islands)	2,058,000
500,000	Dewa Sukuk 2013 Ltd., 3.00%, 3/05/2018 (Cayman Islands)	511,250
1,000,000	Dib Tier 1 Sukuk Ltd., 6.25%, 3/29/2049 (Cayman Islands) **	997,500
1,900,000	EIB Sukuk, Ltd. 4.147%, 1/11/2018 (United Arab Emirates)	1,976,000
1,900,000	EIB Sukuk, Ltd. 4.718%, 1/18/2017 (United Arab Emirates)	1,985,500
575,000	Emaar Sukuk, Ltd. 8.50%, 8/3/2016 (Cayman Islands)	635,375
2,000,000	EMG Sukuk, Ltd. 4.564%, 6/18/2024 (Cayman Islands)	2,050,000
402,645	Emirat Medjool Ltd., 3.875%, 3/19/2023 (Cayman Islands)	405,162
500,000	FGB Sukuk Co., Ltd., 3.797%, 8/2/2016 (Cayman Islands)	516,250
1,150,000	FGB Sukuk Co., Ltd., 4.046%, 1/18/2017 (Cayman Islands)	1,208,937
2,000,000	HBME Sukuk Co., Ltd., 3.575%, 6/02/2016 (Cayman Islands)	2,070,000
300,000	IDB Trust Services, Ltd., 1.535%, 6/04/2018 (Jersey)	301,125
1,300,000	IDB Trust Services, Ltd., 1.8125%, 3/06/2019 (Jersey)	1,306,500
1,680,000	MAF Sukuk, Ltd., 5.85%, 2/07/2017 (Cayman Islands)	1,808,100
1,000,000	Malaysia Sukuk Global, B Series, 3.928%, 6/04/2015 (Malaysia)	1,011,880
2,000,000	Ooredoo Tamweel Ltd., 3.039%, 12/03/2018 (Cayman Islands)	2,049,282
600,000	Perusahaan Pener Indois Sukuk, 3.30%, 11/21/2022 (Indonesia)	568,500
1,900,000	Perusahaan Pener Indois Sukuk, 4.00%, 11/21/2018 (Indonesia)	1,959,375
500,000	Perusahaan Pener SBSN Indois Sukuk III, 4.35%, 9/10/2024 (Indonesia)	501,250
580,000	QIB Sukuk Funding, 3.856%, 10/07/2015 (United Arab Emirates)	594,836
800,000	QIIB Sukuk, 2.688%, 10/18/2017 (Qatar)	814,000
1,000,000	Saudi Electricity Global Sukuk, 3.473%, 4/08/2023 (Cayman Islands)	1,015,000
700,000	Saudi Electricity Global Sukuk, 4.00%, 4/08/2024 (Saudi Arabia)	727,160
950,000	Saudi Electricity Global Sukuk, 4.211%, 4/03/2022 (Saudi Arabia)	1,007,218
1,200,000	Sukuk Funding No. 3 Ltd., 4.348%, 12/03/2018 (Cayman Islands)	1,254,200
500,000	TF Varlik Kiralama Sukuk, 3.95%, 5/02/2018 (Turkey)	502,500
1,170,000	Wakala Global Sukuk BHD, 2.991%, 7/6/2016 (Malaysia)	1,198,817
750,000	Zar Sovereign Capital Fund Property Ltd., 3.903%, 6/24/2020 (South Africa)	757,500
TOTAL FOR SUKUKS (Cost $35,101,878) - 44.87%		35,412,217

BANK DEPOSITS - 15.70%
677,198	Kuveyt Turk Participation Bank, 1.9423%, 2/12/2015 (Turkey)	677,198
390,651	Kuveyt Turk Participation Bank, 1.9389%, 2/14/2015 (Turkey)	390,651
1,699,985	Kuveyt Turk Participation Bank, 2.58%, 2/08/2015 (Turkey)	1,699,985
669,980	Kuveyt Turk Participation Bank, 2.62%, 5/12/2015 (Turkey)	669,980
2,050,719	Kuveyt Turk Participation Bank, 2.7675%, 3/13/2015 (Turkey)	2,050,719
1,099,197	Kuveyt Turk Participation Bank, 2.69%, 10/18/2015 (Turkey)	1,099,197
1,999,955	Turkiye Finans Bank, 2.75%, 5/18/2015 (Turkey)	1,999,955
1,349,955	Turkiye Finans Bank, 2.446%, 02/23/2015 (Turkey)	1,349,955
2,451,569	Turkiye Finans Bank, 2.81%, 2/13/2015 (Turkey)	2,451,569
TOTAL FOR BANK DEPOSITS (Cost $12,389,209) - 15.70%		12,389,209

SHORT TERM INVESTMENTS - 3.35%
738,800	Albaraka Turk Participation Bank, 2.33%, 10/30/2015 (Turkey)	738,800
669,950	Albaraka Turk Participation Bank, 2.99%, 5/04/2015 (Turkey)	669,950
519,919	Albaraka Turk Participation Bank, 3.08%, 3/02/2015 (Turkey)	519,919
717,699	Albaraka Turk Participation Bank, 3.15%, 2/16/2015 (Turkey)	717,699
TOTAL FOR SHORT-TERM INVESTMENTS (Cost $2,646,368) - 3.35%		2,646,368

TOTAL FOR INVESTMENTS (Cost $53,966,432) - 70.81%		55,883,156

OTHER ASSETS LESS LIABILITIES - 29.19%		23,038,738

NET ASSETS - 100.00%		$ 78,921,894

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at December 31, 2014.
The accompanying notes are an integral part of these financial statements.

Azzad Funds
Statements of Assets and Liabilities
December 31, 2014 (Unaudited)

	Azzad Ethical	Azzad Wise
	Fund	Capital Fund
Assets:
Investment Securities at Value (Cost $43,276,543 and $53,966,432, respectively)	$ 53,135,579	$ 55,883,156
Cash	-	22,625,005
Receivables:
Shareholder Subscriptions	2,292,818	117,039
Dividends and Interest	17,596	393,252
Receivable for Securities Sold	2,275,316	-
Prepaid Expenses	17,410	13,236
Total Assets	57,738,719	79,031,688
Liabilities:
Due to Custodian	2,007,749	-
Shareholder Redemptions	1,295	2,354
Due to Advisor	15,859	74,961
Due to Administrator	764	764
Distribution Fees	15,907	3,049
Trustee Fees	1,843	1,734
Accrued Expenses	22,412	26,932
Total Liabilities	2,065,829	109,794
Net Assets	$ 55,672,890	$ 78,921,894

Net Assets Consist of:
Paid In Capital	$ 46,386,219	$ 77,357,935
Undistributed Net Investment Income (Loss)	(93,366)	31,088
Accumulated Realized Loss on Investments	(478,999)	(383,853)
Unrealized Appreciation in Value of Investments	9,859,036	1,916,724
Net Assets, for 4,291,457 and 7,601,769 Shares Outstanding, respectively	$ 55,672,890	$ 78,921,894

Net Asset Value Per Share	$ 12.97	$ 10.38

Redemption Price Per Share ($12.97*0.98; $10.38*0.98) Note 5*	$ 12.71	$ 10.17

* The Funds will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase for the Azzad Ethical Fund and for the Azzad Wise Capital Fund.

The accompanying notes are an integral part of these financial statements.

Azzad Funds
Statements of Operations
For the six months ended December 31, 2014 (Unaudited)

	Azzad Ethical	Azzad Wise
	Fund	Capital Fund
Investment Income:
Dividends	$ 203,123	$ 50,531
Interest	-	710,125
Total Investment Income	203,123	760,656

Expenses:
Advisory	211,873	441,628
Distribution	39,726	18,556
Legal	6,764	3,067
Transfer Agent	27,703	24,132
Audit	5,697	5,949
Registration	8,999	12,212
Administrative	4,536	4,536
Custody	5,930	22,685
Miscellaneous	18,786	18,171
Printing	4,006	1,057
Trustee	4,066	4,797
Insurance	412	267
Total Expenses	338,498	557,057
Fees Waived and Reimbursed or Recouped by the Advisor	(76,305)	(4,094)
Net Expenses	262,193	552,963

Net Investment Income (Loss)	(59,070)	207,693

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments and Foreign Currency Transactions	1,595,480	8,667
Net Change in Unrealized Appreciation on Investments	251,955	277,463
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	1,847,435	286,130

Net Increase in Net Assets Resulting from Operations	$ 1,788,365	$ 493,823

The accompanying notes are an integral part of these financial statements.

Azzad Ethical Fund
Statements of Changes in Net Assets

	(Unaudited)
	Six Months
	Ended	Year Ended
	12/31/2014	6/30/2014
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (59,070)	$ (50,764)
Net Realized Gain on Investments	1,595,480	3,857,342
Unrealized Appreciation on Investments	251,955	5,158,678
Net Increase in Net Assets Resulting from Operations	1,788,365	8,965,256

Distributions to Shareholders:
Net Investment Income	-	(25,890)
Realized Gains	(4,717,248)	(4,657,002)
Total Distributions	(4,717,248)	(4,682,892)

Capital Share Transactions	8,354,293	11,796,215

Total Increase in Net Assets	5,425,410	16,078,579

Net Assets:
Beginning of Period	50,247,480	34,168,901

End of Period (Includes Undistributed Net Investment Loss of
$(93,366) and $(34,296), respectively)	$ 55,672,890	$ 50,247,480

The accompanying notes are an integral part of these financial statements.

Azzad Wise Capital Fund
Statements of Changes in Net Assets

	(Unaudited)
	Six Months
	Ended	Year Ended
	12/31/2014	6/30/2014
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 207,693	$ 488,376
Net Realized Gain (Loss) on Investments	8,667	(177,067)
Unrealized Appreciation on Investments	277,463	2,165,214
Net Increase in Net Assets Resulting from Operations	493,823	2,476,523

Distributions to Shareholders:
Net Investment Income	(216,706)	(430,408)
Realized Gains	-	(629,646)
Total Distributions	(216,706)	(1,060,054)

Capital Share Transactions	10,459,169	12,960,315

Total Increase in Net Assets	10,736,286	14,376,784

Net Assets:
Beginning of Period	68,185,608	53,808,824

End of Period (Includes Undistributed Net Investment Income of $31,088 and $40,101, respectively)	$78,921,894	$68,185,608

The accompanying notes are an integral part of these financial statements.

Azzad Ethical Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months
	Ended		For the Years Ended
	12/31/2014		6/30/2014		6/30/2013		6/30/2012		6/30/2011		6/30/2010

Net Asset Value, at Beginning of Period	$ 13.69		$ 12.24		$ 10.77		$ 10.74		$ 8.24		$ 6.78

Income From Investment Operations:
Net Investment Income (Loss) *	(0.02)		(0.02)		0.01		(0.02)		(0.01)		(0.02)
Net Gain on Securities (Realized and Unrealized)	0.49		3.01		1.62		0.05		3.13		1.48
Total from Investment Operations	0.47		2.99		1.63		0.03		3.12		1.46

Distributions:
Net Investment Income	-		(0.01)		(0.01)		0.00		0.00	***	0.00
Realized Gains	(1.19)		(1.53)		(0.15)		0.00		(0.62)		0.00
Total Distributions	(1.19)		(1.54)		(0.16)		0.00		(0.62)		0.00

Redemption Fees (a)	0.00	***	0.00	***	0.00	***	0.00	***	0.00	***	0.00

Net Asset Value, at End of Period	$ 12.97		$ 13.69		$ 12.24		$ 10.77		$ 10.74		$ 8.24

Total Return **	3.31%		24.85%		15.36%		0.28%		38.42%		21.53%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 55,673		$ 50,247		$ 34,169		$ 21,988		$ 14,054		$ 8,479
Before Waivers
Ratio of Expenses to Average Net Assets	1.28%	†	1.19%		1.35%		1.41%		1.65%		1.75%
Ratio of Net Investment Loss to Average Net Assets	(0.51)%	†	(0.32)%		(0.27)%		(0.65)%		(0.72)%		(1.05)%
After Waivers
Ratio of Expenses to Average Net Assets	0.99%	†	0.99%		0.99%		0.99%		0.99%		0.99%
Ratio of Net Investment Loss to Average Net Assets	(0.22)%	†	(0.12)%		0.09%		(0.22)%		(0.06)%		(0.29)%
Portfolio Turnover	19.36%		56.66%		103.43%		13.48%		27.84%		90.62%

(a) The Fund will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase.
* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** Amount calculated is less than $0.005 per share.
† Annualized
The accompanying notes are an integral part of these financial statements.

Azzad Wise Capital Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months
	Ended		Years Ended						Period Ended
	12/31/2014		6/30/2014		6/30/2013	6/30/2012		6/30/2011	6/30/2010	#

Net Asset Value, at Beginning of Period	$ 10.34		$ 10.09		$ 10.07	$ 10.22		$ 9.82	$ 10.00

Income From Investment Operations:
Net Investment Income *	0.03		0.08		0.16	0.10		0.01	0.02
Net Gain (Loss) on Securities (Realized and Unrealized)	0.04		0.35		0.10	(0.02)		0.42	(0.19)
Total from Investment Operations	0.07		0.43		0.26	0.08		0.43	(0.17)

Distributions:
Net Investment Income	(0.03)		(0.07)		(0.16)	(0.08)		(0.01)	(0.01)
Realized Gains	-		(0.11)		(0.08)	(0.15)		(0.02)	0.00
Total Distributions	(0.03)		(0.18)		(0.24)	(0.23)		(0.03)	(0.01)

Redemption Fees (a)	0.00	***	0.00	***	0.00	0.00	***	0.00	0.00

Net Asset Value, at End of Period	$ 10.38		$ 10.34		$ 10.09	$ 10.07		$ 10.22	$ 9.82

Total Return **	0.68%		4.35%		2.61%	0.86%		4.34%	(1.66)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 78,922		$ 68,186		$ 53,809	$ 30,652		$ 26,934	$ 12,790
Before Waivers
Ratio of Expenses to Average Net Assets	1.50%	†	1.52%		1.53%	1.63%		1.83%	2.16%	†
Ratio of Net Investment Income (Loss) to Average Net Assets	0.55%	†	0.79%		1.52%	0.82%		(0.28)%	0.00%	†
After Waivers
Ratio of Expenses to Average Net Assets	1.49%	†	1.49%		1.49%	1.49%		1.49%	1.49%	†
Ratio of Net Investment Income (Loss) to Average Net Assets	0.56%	†	0.82%		1.56%	0.96%		0.06%	0.67%	†
Portfolio Turnover	10.45%		27.13%		45.40%	234.93%		701.30%	100.46%

(a) The Fund will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase.
* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** Amount calculated is less than $0.005 per share.
† Annualized
# For the period April 6, 2010 (commencement of investment operations) through June 30, 2010.
The accompanying notes are an integral part of these financial statements.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014 (UNAUDITED)

Note 1.

Organization

The Azzad Funds, (the "Trust") is an open-end management investment company under the Investment Company Act of 1940 (the "Act"), as amended. The Trust was organized as a Massachusetts business trust on December 16, 1996. The Trust is comprised of the following Funds: The Azzad Ethical Fund (the “Ethical Fund”), commenced operations on December 22, 2000 and is registered as a non-diversified fund.  The Azzad Wise Capital Fund (the “Wise Fund”), commenced operations on April 6, 2010 and is registered as a non-diversified fund. The series included in these financial statements are collectively referred to as the "Funds". Azzad Asset Management, Inc. (“Adviser”) is the investment adviser to both Funds (see Note 4).

The Ethical Fund’s primary investment objective is to provide shareholders with long-term capital appreciation consistent with ethical principles.

The Wise Fund’s primary investment objective is to provide shareholders with capital preservation and income.

The Funds should be considered long-term investments and are not appropriate for short-term goals. The Funds may also be used in all types of retirement and college savings plans including Separately Managed (Wrap) programs.

Non-Diversification Risk- The Funds are non-diversified, which means they may invest a greater percentage of their assets in a fewer number of holdings as compared to other mutual funds that are more broadly diversified.  As a result, the Funds’ share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual holding in the Funds’ portfolio may have a significant negative impact of the Funds’ performance.

Note 2.

Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Wise Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Wise Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Security Transactions and Related Investment Income- Investment transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Federal Income Taxes- The Funds make no provision for federal income or excise tax.  The Funds intend to qualify each year as “regulated investment companies” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distrusted, the Funds could incur a tax expense.

In addition, the Generally Accepted Accounting Principles (“GAAP”) requires management of the Funds to analyze all open tax years, fiscal years 2011-2014, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the six months ended December 31, 2014, the Funds did not have a liability for any unrecognized tax benefits.  The Funds have no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Redemption Fees- The Ethical Fund and the Wise Fund charge a 2.00% redemption fee for shares redeemed within 90 days of investment.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Funds will retain the fees charged as an increase in paid-in capital and such fees become part of each Fund’s daily NAV calculation.  See Note 5.

Dividends and Distributions to Shareholders- The Funds intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis.  The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year.  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds.  Please see Note 7 for additional information on dividends paid.

Estimates- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Subsequent Event- Management has evaluated the impact of all subsequent events through the date of the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Note 3. Securities Valuations

Processes and Structure

The Funds' Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

The Funds’ Board of Trustees has adopted written Pricing and Valuation Procedures (the “Procedures”) governing the fair valuation of securities, and has delegated authority to the company's investment adviser to apply those methods in making fair value determinations, subject to board oversight. The investment adviser has established a Valuation Committee to oversee the implementation of these Procedures. The Valuation Committee has the responsibility of determining the fair value of each of the Fund’s securities or other assets in the absence of readily available market quotations. The Valuation Committee also reviews the Funds’ Procedures to make sure they continue to be appropriate for the Funds. The Valuation Committee meets annually and on an as needed basis. The Valuation Committee reviews its own fair value decisions and reports to the Board of Trustees on all fair valuation decisions that are made. The Board of Trustees reviews all valuation decisions made by the Valuation Committee and evaluates whether the Valuation Committee is adhering to the Funds’ Procedures and whether the Procedures continue to be appropriate for the Funds.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to each Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common and preferred stock). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Sukuks. The Wise Fund invests in Sukuk. Sukuk are used to finance projects and asset acquisitions while avoiding the Islamic prohibition on interest. Whereas bonds represent a debt ownership, a sukuk certificate represents ownership or interest in a tangible asset, or the usufruct of an asset. They are therefore considered to be asset-based securities. Sukuk grant investors a proportionate beneficial ownership of the underlying asset, along with its associated risks and potential cash flows. Underlying assets may include, without limitation, real estate (developed and undeveloped), infrastructure projects, lease contracts and machinery and equipment. While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Wise Fund (as the investor) is relying on the creditworthiness of the issuer for all payments required by the Sukuk. Sukuk certificate holders share the risk of the underlying asset. If the assets on which sukuk are issued do not perform as well as expected, the sukuk investor will bear a share of the loss. Unlike conventional bonds, sukuk do not earn interest payments.

Sukuk may be issued by international financial institutions, foreign governments and agencies of foreign governments and even global corporations. Like conventional bonds, rating agencies rate Sukuk based on their credit quality and the issuer’s ability to pay investors. Sukuk receive ratings that look exactly like conventional bonds. At December 31, 2014, 44.87% of the Wise Fund’s net assets were invested in Sukuks.  These instruments will be categorized as level 2 investments in the fair value hierarchy.

Bank Deposits. In a typical bank deposit, a bank raises funds to invest in various commercial activities from its investors. The bank and its investors both share in the profit and risk of loss of investment in such activities. The bank is responsible for monitoring the underlying investments to make sure that they will achieve the anticipated profit rate agreed upon in the contract on the maturity date. If the bank makes any profit by the maturity date, the profits are shared with investors according to a pre-agreed ratio. Conversely, if a loss is made, it is borne by the investors in the absence of gross negligence, fraud or willful default by the bank. The bank provides investors with monthly indicative profit rates for their investments.  Bank deposits will be categorized as level 2 investment in the fair value hierarchy.

The following tables summarize the inputs used to value each Fund’s assets and liabilities measured at fair value as of December 31, 2014:

Azzad Ethical Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 53,135,579	$ -	$ -	$ 53,135,579
	$ 53,135,579	$ -	$ -	$ 53,135,579

There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Ethical Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period. The Ethical Fund did not hold any derivative instruments at any time during the period ended December 31, 2014.

Azzad Wise Capital Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 5,435,362	$ -	$ -	$ 5,435,362
Sukuks	-	35,412,217	-	35,412,217
Bank Deposits	-	12,389,209	-	12,389,209
Short-Term Investments	2,646,368	-	-	2,646,368
	$ 8,081,730	$ 47,801,426	$ -	$ 55,883,156

* Industry classifications for these categories are detailed in the Schedule of Investments.

There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Wise Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period. The Wise Fund did not hold any derivative instruments at any time during the period ended December 31, 2014.

Note 4.

Transactions with the Adviser and Affiliates

Advisory Agreement - Azzad Asset Management, Inc. (the "Adviser") under an advisory agreement with the Trust, furnishes management and investment advisory services and, subject to the supervision of the Trust's Board, directs the investments of the Trust in accordance with the Funds’ investment objectives, policies and limitations. For this service, the Adviser receives a monthly management fee at the annual rate of 0.80% and 1.19% of the average daily net assets for the Ethical Fund and Wise Fund, respectively.

For the six months ended December 31, 2014, the Adviser earned $211,873 and $441,628 for the Ethical Fund and Wise Fund, respectively. At December 31, 2014, the Adviser was owed $15,859 and $74,961 for the Ethical Fund and Wise Fund, respectively.

The Funds’ Adviser has agreed to contractually waive all or a portion of its fees or reimburse the Funds for certain operating expenses, to the extent necessary to limit each fund’s net annual operating expenses (excluding brokerage costs; borrowing costs, including without limitation dividends on securities sold short; taxes; indirect expenses, such as expenses incurred by other investment companies in which the Funds invest; and litigation and other extraordinary expenses) to 0.99% and 1.49%, for Ethical Fund and Wise Fund, respectively, of average daily net assets for a five year period beginning July 1, 2009 and ending December 1, 2018 for the Ethical Fund and  December 1, 2008 and ending December 1, 2018 for the Wise Fund.  Any waiver or reimbursement of operating expenses by the Adviser is subject to repayment by the Funds within three fiscal years after such reimbursement or waiver occurred, if the Funds are able to make the repayment without exceeding the expense limitations (or, if less, the expense limitation then in place). For the six months ended December 31, 2014, the Adviser waived fees of $76,305 for the Ethical Fund and $4,094 for the Wise Fund.

The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Funds.  Fees waived or expenses reimbursed during a given year may be paid to the Adviser during the following three year period to the extent that payment of such expenses does not cause the Funds to exceed the expense limitation.  As of June 30, 2014, the unreimbursed amounts paid or waived by the Adviser on behalf of the Ethical Fund and Wise Fund are $271,711 and $73,068, respectively.  As of June 30, 2014, amounts subject to future recoupment are as follows:

Fiscal Year Ended	Recoverable Through	Ethical Fund	Wise Fund
June 30, 2012	June 30, 2015	$ 82,047	$ 37,113
June 30, 2013	June 30, 2016	$ 102,092	$ 19,364
June 30, 2014	June 30, 2017	$ 87,572	$ 16,591

Sub-advisory Agreement – The Adviser and the Board entered into a Sub-Advisory Agreement with Ziegler Capital Management (“Sub-Adviser”, “Ziegler”) on August 16, 2012, on behalf of the Ethical Fund, which was renewed by the Board at a meeting held on April 22, 2013.  The sub-advisory fee paid to Ziegler is paid by the Adviser, not the Ethical Fund and therefore does not impact the fees paid by the Ethical Fund.  The Ethical Fund receives additional research services and investment management expertise, from a reputable firm, without any additional expense to the Ethical Fund.

On November 30, 2013, the Sub-Adviser to the Ethical Fund was acquired by Stifel Financial Corp., but remains a distinct entity. The company name of the Sub-Adviser was changed from Ziegler Lotsoff Capital Management to Zeigler Capital Management. There is no change to the Sub-Adviser Agreement. The Board approved an interim Sub-Advisory Agreement with Ziegler during the third quarter meeting on November 14, 2013. Ziegler was approved as Sub-adviser by a shareholder vote held on February 26, 2014.

At a special meeting on March 10, 2014 the majority of the Independent Trustees of the Board, considered and approved a Sub-Advisory Agreement between Federated Investors, Inc. (“Federated”) and the Adviser on behalf of the Wise Fund. Federated was approved as Sub-adviser by a shareholder vote held on May 20, 2014. The sub-advisory fee paid to Federated is paid by the Adviser, not the Wise Fund and therefore does not impact the fees paid by the Wise Fund. The Wise Fund receives additional research services and investment management expertise, from a reputable investment manager without any additional expense to the Wise Fund.

Administrative Agreement - The Funds have an Administrative Agreement with the Adviser.  Pursuant to the  Administrative Agreement, the Adviser, subject to the overall supervision and review of the Board, provides administrative services to the Funds, provides the Funds with office space, facilities and business equipment, and provides the services and clerical personnel for administering the affairs of the Funds.  As such, each of the Funds pays the Adviser $750 per month, per Fund.   For the six months ended December 31, 2014, the Ethical Fund and the Wise Fund each paid the Adviser $4,536 for administrative services pursuant to the agreement.  As of December 31, 2014, each Fund owed the Adviser $764, respectively, in administrative fees.

Note 5.

Capital Share Transactions

The Board of Trustees is authorized to issue an unlimited number of shares. There is no par-value on the capital stock.

The following is a summary of capital share activity for the six months ended December 31, 2014 and year ended June 30, 2014:

Ethical Fund	Six Months Ended 12/31/2014		Year Ended 6/30/2014
	Shares	Amount	Shares	Amount
Shares Sold	737,494	$ 10,040,966	1,212,623	$ 16,284,113
Shares issued in reinvestment of distributions	131,967	1,736,687	128,306	1,696,197
Redemption fees	-	243	-	202
Shares redeemed	(247,621)	(3,423,603)	(462,296)	(6,184,297)
Net Increase	621,840	$ 8,354,293	878,633	$ 11,796,215

As of December 31, 2014, paid-in-capital totaled $46,386,219.

The following is a summary of capital share activity for the six months ended December 31, 2014 and year ended June 30, 2014:

Wise Fund	Six Months Ended 12/31/2014		Year Ended 6/30/2014
	Shares	Amount	Shares	Amount
Shares Sold	1,681,859	$ 17,459,294	2,756,433	$ 28,211,042
Shares issued in reinvestment of distributions	3,796	39,385	9,447	96,276
Redemption fees	-	77	-	414
Shares redeemed	(678,075)	(7,039,587)	(1,502,247)	(15,347,417)
Net Increase	1,007,580	$ 10,459,169	1,263,633	$ 12,960,315

As of December 31, 2014, paid-in-capital totaled $77,357,935.

Shareholders of the Ethical and Wise Funds are subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of the Fund shares redeemed within 90 days after their purchase. For the six months ended December 31, 2014, $243 and $117 of redemption fees were collected from shareholders of the Ethical and Wise Funds, respectively, and reclassified to paid-in-capital.

Note 6.

Investment Transactions

For the six months ended December 31, 2014, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $11,570,778 and $10,064,109, respectively, for the Ethical Fund. For the six months ended December 31, 2014, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $7,817,737 and $5,731,023, respectively, for the Wise Fund.

Note 7.Concentration of Risk

The Wise Fund invests in securities of non-U.S. issuers.  Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.  As of December 31, 2014, the diversification of countries was as follows:

Country	Percentage of Net Assets
Cayman Islands	23.90%
Turkey	19.69%
United Arab Emirates	7.47%
United States	5.82%
Indonesia	3.84%
Malaysia	2.80%
Saudi Arabia	2.20%
Jersey	2.03%
Qatar	1.03%
South Africa	0.96%
Kuwait	0.95%
United Kingdom	0.12%

Note 8.

Tax Matters

As of December 31, 2014, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	Ethical Fund	Wise Fund
Federal tax cost of investments, including short-term investments *	$ 43,276,543	$ 53,966,432

Gross tax appreciation of investments	$ 11,652,094	$ 2,022,014
Gross tax depreciation of investments	$(1,793,058)	$ (105,290)
Net tax appreciation (depreciation)	$ 9,859,036	$ 1,916,724

Each Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year.  For tax purposes, at June 30, 2014, the following represents the tax basis capital gains and losses and undistributed ordinary income:

	Ethical Fund	Wise Fund
Undistributed ordinary income	$ -	$ 40,101
Accumulated realized gains	$ 2,647,060	$ -

Capital loss carry forwards +	Short-Term	Short-Term
Indefinite	$ -	$ (106,907)

	Long-Term	Long-Term
	$ -	$ (72,876)

+ The capital loss carry forward will be used to offset any capital gains realized by the Wise Fund in future years through the indefinite expiration date.  The Wise Fund will not make distributions from capital gains while a capital loss carry forward remains.

* The difference between the book cost and tax cost of investments for the Ethical Fund represents disallowed wash sales for tax purposes.

The Regulated Investment Company Modernization Act of 2010 generally allows capital losses incurred in a taxable year beginning after December 22, 2010 (post-enactment year) to be carried forward for an unlimited period to the extent not utilized.  However, any capital loss carry-forward generated in a post-enactment year must be carried forward to offset subsequent year net capital gains before any capital loss carry-forward from a pre-enactment year can be used.  This may increase the risk that a capital loss generated in a pre-enactment year will expire unutilized.  Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

The Funds paid the following distributions for the six months ended December 31, 2014 and year ended June 30, 2014:

Ethical Fund
Six Months Ended	$ Amount	Tax Character
12/31/2014	$ -	Ordinary Income
12/31/2014	$3,791,097	Long-Term Capital Gain
12/31/2014	$ 926,151	Short-Term Capital Gain

Year Ended	$ Amount	Tax Character
6/30/2014	$ 25,890	Ordinary Income
6/30/2014	$3,798,015	Long-Term Capital Gain
6/30/2014	$ 858,987	Short-Term Capital Gain

Wise Fund
Six Months Ended	$ Amount	Tax Character
12/31/2014	$ 216,706	Ordinary Income
12/31/2014	$ -	Long-Term Capital Gain
12/31/2014	$ -	Short-Term Capital Gain

Year Ended	$ Amount	Tax Character
6/30/2014	$ 430,408	Ordinary Income
6/30/2014	$ 11,251	Long-Term Capital Gain
6/30/2014	$ 618,395	Short-Term Capital Gain

Note 9.

Distribution Plan

The Funds maintain a distribution expense plan (a “Plan”) pursuant to Rule 12b-1 under the Investment Company Act that allows the Funds to pay distribution expenditures incurred in connection with the sale and promotion of the Funds and the furnishing of services to shareholders of the Funds.  The Plan provides that the Funds may pay up to a maximum on an annual basis of 0.15% and 0.05% of the average daily value of the net assets of the Funds for the Ethical Fund and Wise Fund, respectively.  As of July 1, 2011,  permitted expenditures include:  (i) commissions to sales personnel for selling shares of the Funds; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the cost of preparing and distributing promotional materials; (vi) the costs of printing the Funds’ Prospectus and Statement of Additional Information for distribution to potential investors; (vii) other similar services that the Trustees determine are reasonably calculated to result in sales of shares of the Funds; and (viii) the costs of providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts.  Because these expenses are paid out of the Funds’ assets on an ongoing basis, over time these expenses may increase the cost of a shareholder’s investment and may cost a shareholder more than paying other types of sales charges.  For the six months ended December 31, 2014, the Ethical Fund incurred $39,726 in distribution fees and the Wise Fund incurred $18,556 in distribution fees.  As of December 31, 2014, $15,907 and $3,049 was owed in distribution fees for the Ethical and Wise Funds, respectively.

Note 10.  Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the funds under Section 2(a)(9) of the Investment Company Act of 1940.  As of December 31, 2014, FolioFn, in aggregate, owned approximately 61.19% and 76.16% of the shares of the Ethical Fund and the Wise Fund, respectively, for the benefit of others. As a result, FolioFn may be deemed to control the Funds.

Note 11. New Accounting Pronouncement

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and requires additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (FASC).  The ASU is effective for interim and annual reporting periods that begin after December 15, 2013.  Management is currently evaluating the impact that these pronouncements may have on the Funds’ financial statements.

AZZAD FUNDS

Expense Illustration

DECEMBER 31, 2014 (UNAUDITED)

Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Azzad Ethical Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2014	December 31, 2014	July 1, 2014 to December 31, 2014

Actual	$1,000.00	$1,033.08	$5.07
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.21	$5.04

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Azzad Wise Capital Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2014	December 31, 2014	July 1, 2014 to December 31, 2014

Actual	$1,000.00	$1,006.80	$7.54
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.69	$7.58

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AZZAD FUNDS

ADDITIONAL INFORMATION

DECEMBER 31, 2014 (UNAUDITED)

PROXY VOTING POLICY

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, are available without charge upon request by calling the Funds at 1-888-350-3369 and from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC's web site at http://www.sec.gov. The Funds’ Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

STATEMENT OF ADDITIONAL INFORMATION

The Funds’ Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (888) 350-3369 to request a copy of the SAI or to make shareholder inquiries.

AZZAD WISE CAPITAL FUND SUBADVISORY APPROVAL AGREEMENT

Basis for Board’s Investment Subadvisory Contract Approval with Federated Investment Management

At an in-person meeting held on March 10, 2014 (the “Meeting”), the majority of the Independent Trustees, who were present in person considered and approved the Subadvisory Agreement (“Agreement”) with Federated Investment Management (“Federated” or “Sub-Adviser”) and Azzad Asset Management (“Investment Adviser” and “Azzad”). The Agreement will begin on June 16, 2014 and continue indefinitely subject to annual approval by the Board of Trustees (“Board”) including a majority of the Independent Trustees.

In preparation for the March 10, 2014 meeting, the Board requested and reviewed a wide variety of materials provided by Federated. These materials included Federated’s Form 10-K, Federated’s SSAE16 Report, Federated’s ADV Parts 1 and 2, Federated 2012 Annual Report, Federated’s Best Execution Policy, Federated’s Fixed Income Allocation Procedure, Federated’s Business Continuity Plan Summary, Federated’s Code of Business Conduct & Ethics, Federated’s SEC deficiency letter & response, the GIPS schedule rate of return and statistics, a presentation provided to the Adviser during their onsite visit, the GIPS Auditor letter as well as Federated’s returns for fixed income and emerging market debt companies composites.

The Board acknowledged it received various due diligence materials from the Adviser relating to certain factors the Board considered in determining whether to approve the Agreement. These included: (i) a copy of the proposed Subadvisory Agreement between Federated and the Adviser, as well as, the process by which the Adviser selected and recommended Federated for Board approval; (ii) the nature, extent and quality of services to be provided by Federated; (iii) the fees proposed to be paid by the Adviser to Federated, as well as a list of subadvisory fee comparable for short time bond funds and advisory fee comparable for emerging market fixed income funds; (iv) information regarding Federated’s reputation, investment management business, personnel and operations; (v) information regarding Federated’s historical performance returns for its fixed income and emerging market composites; (vi) information regarding Federated’s compliance program; (vii) information regarding Federated’s financial conditions; (viii) and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund grows.

In connection with its deliberations, the Board considered information supplied by the Adviser and Federated in advance of the meeting on March 10, 2014. In its deliberation, the Trustees did not identify any single factor that alone was responsible for the Board’s decision to approve the proposed Subadvisory Agreement.

Nature, Extent and Quality of Services provided by Federated. In examining the nature, extent and quality of the services to be provided by Federated to the Fund, the Board reviewed the materials provided by Federated to the Board. The Board evaluated (i) Federated’s organization, history, reputation, qualifications and background, as well as the qualifications of its personnel; (ii) its expertise in providing portfolio management services to fixed income and emerging market products and the performance history of those portfolios; (iii) its expertise in Sukuk investments and Islamic finance relative to other investment advisers; and (iv) its compliance program and overall expertise serving as Sub-Adviser to other 1940 Investment Company Act Funds. The Board noted that Federated manages over $9 billion in subadvisory investments.

The Board also considered Federated’s investment process and research resources and capabilities. The Board noted, in particular, that Federated’s investment approach and philosophy, risk controls and personnel were reviewed by the Adviser’s Investment Committee (which included the Adviser’s CEO, Vice President and current Portfolio Manager, two analysts who hold the CFA designation, the Chief Compliance Officer and General Counsel). The Board noted that the Adviser’s Investment Committee had undergone an extensive comparison of Federated with two other potential sub-adviser candidates and had recommended Federated as the Fund’s sub-adviser.  The Board noted that Federated would devote two portfolio managers to the Fund who have 35 aggregate years of experience between them and that the portfolio would be supported by other analysts from Federated’s emerging market debt team and the entire global fixed income team including at least one analyst with direct experience managing a Fund overseas with a similar investment mandate as that of the Azzad Wise Capital Fund.

The Board discussed the acceptability of the terms of the proposed Subadvisory Agreement, noting that it may terminate the contract without penalty upon not more than sixty days prior written notice to the Adviser. It also noted that the Sub-Adviser would inform the Adviser if it intended to manage a fund with a similar investment mandate upon not less than 90 days prior written notice to the Adviser. The Board also noted that the Sub-Adviser would be responsible for the selection of brokers, as well as, brokerage trade execution, enabling the Fund to possibly leverage Federated’s brokerage relationships. The Board noted that the terms and conditions of the Subadvisory Agreement were generally similar in scope to subadvisory agreements applicable to other funds.

The Board also considered the due diligence review process undertaken by the Adviser, and the process in which the Adviser recommended Federated for Board approval. The Trustees reviewed Federated’s financial condition and its ability to carry out its responsibilities under the Subadvisory Agreement. The Board noted the potential advantages of the Fund being managed by a large organization with expansive resources and capabilities. The Board noted that while the Fund has a unique investment mandate, many of the same investment processes, risk controls and management Federated employs for its fixed income and emerging market products would also apply to the Fund. The Board noted that Federated may potentially be able to leverage its relationships to enhance the Fund’s portfolio. The Board concluded that the Fund would benefit from the knowledge and experience of Federated’s investment professionals.

The Board also reviewed and discussed Federated’s compliance program including information provided to the adviser regarding a 2008 audit by the Securities and Exchange Commission. The Adviser noted they were given a thorough presentation during their onsite visit regarding Federated’s compliance program and it was determined to be reasonably designed to prevent violations of the federal securities laws.

Based on this review, the Board concluded that the nature, extent and quality of the subadvisory services provided by Federated were adequate and appropriate in light of the extent and quality of services proposed to be provided.

Investment Performance of the Azzad Wise Capital Fund and Federated. The Board considered Federated’s expertise in global fixed income management which includes various customized strategies having portfolio characteristics similar to the Fund, such as credit quality, duration management, and income generation. The Board noted that Federated’s Emerging Market Debt Strategy includes investments which may overlap those found in the Fund’s investment mandate. The Board acknowledged that it reviewed and received information regarding Federated’s performance regarding its Emerging Market Debt Strategy and Active Cash Moderate Fixed Income Strategy. The Board observed that Federated has delivered solid performance results over the one, three, five and ten year periods relative to its benchmark for these strategies. The Board also reviewed performance, portfolio characteristics and risk reports provided to it by the Adviser comparing Federated’s emerging market debt strategy to the strategies of two other potential sub-adviser candidates.

Based on these factors, the Board concluded that Federated will be able to provide valuable assistance to the Adviser in generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies.

Comparative Fees, Costs of Services to be Provided and Profitability. The Board considered the fee payable under the proposed Subadvisory Agreement, noting that the fee would be paid by the Adviser, not the Fund, and, therefore would not impact the fees paid by the Fund. The Board considered that the Fund would be receiving additional research services and investment management expertise from a reputable firm, without any additional impact on the Fund’s shareholders. The Board also noted that the Sub-Adviser also pays for certain support services provided by its London affiliate through its subadvisory fee. The Board reviewed data regarding fees charged by Federated to its other clients, observing that the proposed subadvisory fees are Federated’s standard fees and in line with its normal business practices.

The Board also considered whether there were any ancillary benefits that may accrue to Federated as a result of Federated’s relationship with the Fund. It was noted that Federated would not be responsible for ensuring that the securities selected for the Fund’s portfolio comply with the Fund’s socially responsible (halal) investment philosophy. Instead, the Adviser would maintain control and responsibility for ensuring that the Fund’s holdings comply with its socially responsible (halal) philosophy. It was also noted that Federated may receive reputational benefits from serving as a sub-adviser to a mutual fund in the growing Islamic investment niche market. However, any such benefits may be balanced by the greater regulatory scrutiny that serving as a sub-adviser to a mutual fund entails. The Board concluded that the benefits that were expected to accrue to Federated by virtue of its relationship with the Fund were reasonable.

When determining the appropriateness of the subadvisory fee, the Board considered the nature and quality of the services and research to be provided to the Fund, the expected potential enhancement to the Fund’s performance and trade execution, and the Sub-Adviser’s cost of providing such services.  The Board observed that the Sub-Adviser has significant and long-term investments in areas that support the Fund such as personnel and processes for portfolio management, compliance and risk management functions and systems technology.

The Board concluded that the execution of the Funds’ investment program as well as the nature, extent and quality of the Sub-Adviser’s investment management services justifies the subadvisory fees.

Economies of Scale to be Realized. The Board recognized that, because Federated’s fee is paid by the Adviser and not the Fund, an analysis of the economies of scale and profitability was more appropriate in the context of the Board’s consideration of the Management Agreement with the Adviser. Nonetheless, the Board noted that the Sub-Adviser’s fee provides for lower fees as assets increase at pre-established breakpoints and concluded that the proposed Subadvisory Agreement satisfactorily provides for sharing of these economies of scale.

In considering the materials and information described above, the Independent Trustees were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of subadvisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, concluded that the approval of the Subadvisory Agreement was in the best interest of the Fund and its shareholders, and unanimously approved the Subadvisory Agreement for the Fund.

BOARD OF TRUSTEES
Syed K. Raheemullah
Bashar Qasem
Abed Awad, Esq.

INVESTMENT ADVISER
Azzad Asset Management, Inc.

SUB-ADVISER
Ziegler Capital Management
Federated Investors, Inc.

DIVIDEND PAYING AGENT,
SHAREHOLDERS' SERVICING AGENT,
TRANSFER AGENT
Mutual Shareholder Services, LLC

CUSTODIAN
Huntington National Bank, NA

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Sanville & Company

LEGAL COUNSEL
Thompson Hine LLP

This report is provided for the general information of the shareholders of the Azzad Fund. This report is not intended for distribution to prospective investors in the fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Azzad Funds

By /s/Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date: March 10, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date: March 10, 2015